                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                 USA BANCSHARES
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                  USABancShares

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 30, 1997

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of USABancShares, Inc. (the "Company") will be held at the offices of the Company, One Penn Square, 30 South 15th Street, Philadelphia, Pennsylvania 19102, on July 30, 1997 at 12:00 p.m. for the purpose of considering and voting upon the following matters:

            1. To elect 10 directors to hold office until the 1998 Annual Meeting of Shareholders.

            2. To ratify the appointment of Grant Thornton, LLP as the Company's independent auditors for the 1997 fiscal year.

            3. To transact such other business as may properly come before the Annual Meeting.

         The Board of Directors has fixed the close of business on June 19, 1997 as the record date for the Annual Meeting. Only shareholders of record at the close of business at that time are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. In the event that the Annual Meeting is adjourned for one or more periods aggregating at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

         The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the Annual Meeting.

         You are cordially invited to attend the Annual Meeting in person. The Board of Directors urges you to sign, date and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Annual Meeting,

                                           By Order of the Board of Directors


                                           /s/ Kenneth L. Tepper
                                           ----------------------------------
                                           Kenneth L. Tepper
                                           President & Chief Executive Officer

                   IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY

                                 USABancShares

                                 One Penn Square
                              30 South 15th Street
                        Philadelphia, Pennsylvania 19102

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                                  July 30, 1997

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of USABancShares, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held July 30, 1997, at the time and place, and for the purposes set forth in the foregoing notice, or at any adjournment or postponement thereof. This Proxy Statement, the foregoing notice and the enclosed proxy are first being sent to shareholders of the Company on or about July 7, 1997.

Outstanding Securities and Voting Rights

         The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting was June 19, 1997. Only shareholders of record as of that date are entitled to notice of, and to vote at, the Annual Meeting.

         On the record date, 550,697 shares of common stock, $1.00 per share par value ("Common Stock"), were outstanding and all outstanding shares held by approximately 300 holders of record were eligible to be voted at the Annual Meeting. On the record date, 10,000 shares of Class B Common Stock, $.01 per share par value ("Class B Common Stock" and collectively with the Common Stock, the "Common Shares"), were outstanding and all outstanding shares were eligible to be voted at the Annual Meeting. Under the Company's Articles of Incorporation, each Common Share is entitled to one vote. The voting rights of the Common Stock and the Class B Common Stock are identical except with respect to the election of Directors. Holders of Common Stock are entitled to elect two-thirds (66.67%) of the total number of Directors constituting the Board of Directors and the holders of the Class B Common Stock are entitled to elect one-third (33.33%) of the total number of Directors constituting the Board of Directors of the Company. Kenneth L. Tepper, President and Chief Executive Officer of the Company, the holder of all the authorized, issued and outstanding Class

B Common Stock, has waived, solely with respect to this Annual Meeting, his right to elect such Directors. Accordingly, each Common Share is entitled to one vote, voting as a single class on all matters submitted to the shareholders of the Company at this Annual Meeting, including the election of Directors.

         Unless contrary instructions are received, all Common Shares represented by valid proxies received pursuant to this solicitation will be voted for the election of the 10 nominees for Director and for the ratification of Grant Thornton, LLP, as the Company's outside auditors. Shareholders may revoke the proxy prior to the time it is exercised via written notice to the Secretary of the Company. As of the date hereof, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. Should any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to the instruction of the Board of Directors. In the election of Directors, shareholders entitled to vote will not have cumulative voting rights.

         The presence at the Annual Meeting, in person or by proxy, of persons entitled to cast a majority of the votes which shareholders of Common Shares are entitled to cast on each matter will constitute a quorum as to such matter. In the event that the Annual Meeting is adjourned for one or more periods aggregating at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although less than a quorum as described in the preceding sentence, shall constitute a quorum for the purpose of acting upon any matter set forth in the foregoing notice.

         Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy. Other than the election of Directors, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

                               STOCK OWNERSHIP OF
                      MANAGEMENT AND PRINCIPAL SHAREHOLDERS
                      -------------------------------------

         The following table sets forth information concerning the beneficial ownership of the Company's Common Shares as of June 15, 1997 by each Director, the Chief Executive Officer, and by all Directors and executive officers as a group. Directors Bruce W. Kauffman, Jeffrey A. D'Ambrosio, John A. Gambone and Kenneth L. Tepper each own 5% or more of the Company's issued and outstanding Common Stock. Mr. Tepper owns all the issued and outstanding Class B Common Stock. The address for each of such shareholders is: One Penn Square, 30 South 15th Street, Philadelphia, Pennsylvania 19102.

                            No. of Shares           No. of Shares        Common           Class
   Name of                  Common Stock            Class B Stock        Stock            B Stock
   Beneficial               Beneficially            Beneficially         % of             % of
   0wner                    Owned (1)               Owned                Class (1)        Class
   -----                    ---------               -----                ---------        -----

   Bruce W. Kauffman        40,030 (2)                                   6.89%
   Leonard A. Sylk          22,400 (3)(4)                                4.03%
   Kenneth L. Tepper        101,400 (5)                                 15.54%
                                                    10,000                                100.00%
   Clarence L. Rader        10,000 (3)                                   1.80%
   Carmen J. Cocca, Jr.     20,000 (3)                                   3.60%
   Jeffrey A. D'Ambrosio    30,000 (3)                                   5.40%
   George C. Fogwell III    25,300 (3)(6)                                4.74%
   John A. Gambone          30,885 (3)(7)                                5.56%
   George M. Laughlin       17,000 (3)(8)                                3.06%
   Wayne O. Leevy           6,000 (3)                                    1.08%

   Directors/Officers               316,115                             43.80%            100.00%
   (13 persons)

(1) Calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Includes options to purchase 30,000 shares presently exercisable at $10.00 per share. Also includes 10 shares owned by Mr. Kauffman's wife, and five shares held by Mr. Kauffman as custodian for each of his daughters.

(3) Includes options to purchase 5,000 shares presently exercisable at $10.00 per share.

(4) Includes 300 shares held by Mr. Sylk as custodian for his three children who reside with him, and 100 shares owned by Mr. Sylk's wife.

(5) Includes 100 shares held by Mr. Tepper as custodian for his minor son. Also includes options to purchase 100,000 shares presently exercisable at $10.00 per share.

(6) Includes 300 shares held by Mr. Fogwell's children.

(7) Mr. Gambone's shares are owned in the name of a trust, of which Mr. Gambone is trustee (15,000 shares), and in the name of a corporation (10,710 shares), of which Mr. Gambone is president. Includes one hundred seventy-five shares owned by family members who reside in Mr. Gambone's home, with respect to which Mr. Gambone disclaims any beneficial ownership.

(8) Shares shown as beneficially owned by Mr. Laughlin include 10,000 shares held by his wife, 1,000 shares held by his son, 500 shares held by his daughter, and 500 shares directly held by him.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
                              ---------------------

         At the Annual Meeting, 10 directors will be elected to hold office until the 1998 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. The Board of Directors has nominated each of the persons set forth below to serve as such Directors. Each of the nominees is currently serving as a Director, and each has indicated a willingness to continue serving as a Director. Should any nominee become unavailable to accept election as a Director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors otherwise reduces the number of Directors.

                  Certain information concerning the nominees for election as Director is set forth below.

Nominees for 1997 Annual Meeting

  Name                         Position with Company           Age      Director Since
  ----                         ---------------------           ---      --------------

  Bruce W. Kauffman             Chairman of the Board          62       May 1995

  Leonard A. Sylk                   Vice-Chaiman               56       May 1995

  Kenneth L. Tepper            President & CEO/Director        35       March 1995

  Clarence L. Rader                   Director                 66       May 1995

  Carmen J. Cocca, Jr.                Director                 50       March 1996

  Jeffrey A. D'Ambrosio               Director                 42       November 1995

  George C. Fogwell III               Director                 50       December 1995

  John A. Gambone                     Director                 58       May 1995

  George M. Laughlin                  Director                 71       May 1995

  Wayne O. Leevy                      Director                 53       June 1996


                 Following is a brief summary of each Director's occupations over the last five years.

                  Bruce W. Kauffman is currently and for the past five years has been senior partner and chairman of the Philadelphia law firm Dilworth, Paxson, Kalish & Kauffman. He is a member of the Philadelphia Police Advisory Commission, Co-Chair of the Philadelphia Election Reform Task Force, Chairman of the Commission to Preserve Legal Services To All, and Trustee of the University of the Arts in Philadelphia. He is a former Justice of the Supreme Court of Pennsylvania, and was Chairman of the Judicial Inquiry and Review Board. Mr. Kauffman He was president of the Philadelphia Bar Foundation from 1982-1984, past Chairman of the Mayor's Task Force on Minority Employment in the Philadelphia Police Department, and a delegate to the Pennsylvania Constitutional Convention. Mr. Kauffman serves as Chairman of the Board of Directors of the Company.

                  Leonard A. Sylk is currently and for the past five years has been the Chairman of Shelter Systems, and owner of Property Management Services, an industrial park and buildings developer with operations in the eastern, southern and western regions of the country. Mr. Sylk serves on the Board of Directors of the Philadelphia Orchestra, the Pennsylvania Ballet, the Academy of Music, the Jewish National Fund, St. Christopher's Hospital, and Hahnemann University Hospital. His professional associations include Board participation on the National Commercial Builders Council, National Building Systems Council, and the International Housing Council. Mr. Sylk was selected by President Bush to serve as U.S. representative to the Helsinki Summit Conference as Advisor on Housing. Mr. Sylk serves as Vice-Chairman of the Company.

                  Kenneth L. Tepper is a Director and President and Chief Executive Officer of the Company and of Peoples Thrift Savings Bank ("the Bank"), the Company's operating subsidiary. Mr. Tepper served as Secretary, Corporate Counsel and Director of Mergers & Acquisitions for Royal Bank of Pennsylvania from 1987 through 1990, and from 1990 through 1991, Mr. Tepper was an agent of the FDIC assigned to the Resolution Trust Corporation ("RTC"). From 1991 through 1993 Mr. Tepper was Director, Merchant Banking at Tucker Federal SLA, and from 1994 through 1995 was Managing Director of Merchant o BancShares, Inc., an investment banking firm specializing in community bank mergers and loan portfolio acquisitions. He was Finance Chairman of the Pennsylvania Republican State Committee during the 1994 gubernatorial campaign, and a principal of the 1995 Congressional Medal of Honor Society Convention.

                  Clarence L. Rader From 1986 to 1995, Mr. Rader served as President and Chief Executive Officer of the Bank. Mr. Rader was president of the Norristown School Board, and chairman of the Central Montgomery Chamber of Commerce from 1991-1992. He is a senior appraiser with the American Society of Appraisers.

                  Carmen J. Cocca, Jr. is currently the President of PPCO Insurance Brokerage, Inc. in Blue Bell, Pennsylvania. From 1992 to 1996 Mr. Cocca was the President of Physicians Insurance Company, in Plymouth Meeting, Pennsylvania. Mr. Cocca is the Chairman of the Cocca Family Foundation, a former Director of Kencrest, and a former Director of the Bucks County MHMR.

                  Jeffrey A. D'Ambrosio owns and is Chief Executive Officer of D'Ambrosio Dodge in Downingtown, Pennsylvania. Mr. D'Arnbrosio presently owns and manages 11 auto franchises in Chester County. Mr. D'Ambrosio is a member of the Dodge Dealers National Advertising Council, and serves on the Pennsylvania Board of Vehicle Manufacturers, Dealers and Salespersons. Mr. D'Ambrosio currently is chairman of the local YMCA.

                  George C. Fogwell III is a Senior Captain with Delta Airlines, where he also serves as a flight instructor. Mr. Fogwell serves as the neighborhood chairman of the American Heart Association in Manchester, New Hampshire.

                  John A. Gambone is the Chairman, President and Chief Executive Officer of Gambone Bros. Organization, Inc., a real estate development concern founded in 1958 and headquartered in Fairview Village, Pennsylvania. He is a member of the Pennsylvania Horse Breeders Association as well as numerous professional organizations related to the building industry. Mr. Gambone also serves as a member of the Finance Committee of Saint Isaac's Church in Devon.

                  George M. "Dewey" Laughlin, is a real estate investor and insurance broker. He is the founder, owner and Chairman of Best Auto Tags and Abat's Auto Tags.

                  Wayne O. Leevy is the Managing Partner of Mitchell & Titus, LLP, a public accounting firm. Prior to Mitchell & Titus, Mr. Leevy was Managing Officer of Leevy, Redcross and Co., which merged with Mitchell in 1990. Mr. Leevy is a member of the Greater Philadelphia First School Governing Board.

                  No family relationship exists among any of the Directors or Executive Officers of the Company.

Board Meetings: Committees of the Board
---------------------------------------

                  The Board of Directors of the Company held eight meetings during fiscal 1996. Each of the nominees for election as a Director attended at least 75% of the meetings of the Board of Directors which were held during 1996, with the exception of Carmen Cocca (as a result of a family illness) and Jeffrey D'Ambrosio (as a result of conflicting commitments with his primary business).

                  The Board of Directors has, among others, an Audit Committee, a Compensation Committee, and an Options Committee. The Board of Directors does not have a Nominating Committee.

                  The Audit Committee arranges for the annual audit of the Company and the Bank through its independent auditors, evaluates and implements the recommendations of the annual and interim audits, receives all reports of examination of the Bank by banking regulatory agencies, analyzes such regulatory reports, and reports to the Board of Directors the results of its analysis of the regulatory reports. The Audit Committee consists of Messrs. Kauffman, Sylk, D'Ambrosio and Cocca. The Audit Committee held one meeting in 1996.

                  The Compensation Committee reviews and makes recommendations to the Board of Directors as to the Company's and the Bank's staffing levels, performance evaluations, compensation levels and benefits. The Compensation Committee consists of Messrs. Kauffman, Laughlin, Fogwell and Tepper (who removes himself from any decisions regarding his own compensation). The Compensation Committee did not meet during fiscal 1996.

                  The Options Committee works with the Compensation Committee to determine the awarding of incentive options to Executive Officers and other employees of the Company and the Bank. The Options Committee consists of Messrs. Fogwell, Sylk and Gambone. The Options Committee did not meet during fiscal 1996.

                  The Board of Directors will consider nominees for Directors recommended by shareholders or others. The Company's by-laws do not specify a formal procedure for submitting such recommendations. Recommendations may be addressed to the President, USABancShares, Inc., One Penn Square, 30 South 15th Street, Philadelphia, Pennsylvania 19102.

Compensation of Directors
-------------------------

                  Directors of the Company receive a fee of $200 for each meeting of the Board of Directors attended. In addition, pursuant to an advisory agreement, Mr. Kauffman, as Chairman, receives a retainer of $1,000 per month plus reimbursement of reasonable out-of-pocket expenses not to exceed $12,000 per year. Mr. Rader is paid the sum of $3,000 per month from December 1, 1996 through November 20, 1997 as retirement compensation. As of January, 1997, Directors receive $100 per committee meeting attended.

                  Pursuant to the Company's Stock Option Plan, upon his appointment to the Board of Directors, and the receipt of regulatory approval, Mr. Leevy received options to purchase 5,000 shares of Common Stock, which options expire on November 8, 1999. The exercise price of each of such options is $10.00 per share based on the offering price for such shares in the Company's initial public offering.

                    THE BOARD OF DIRECTORS RECOMMENDS VOTING
                                      "FOR"
                       EACH OF THE NOMINEES FOR DIRECTOR.

Executive Officers
------------------

                  The Executive Officers of the Company are Kenneth L. Tepper, President & CEO, Harry S. McElhone, Senior Vice President and David J. Torpey, Chief Financial Officer. Except with respect to Mr. Tepper, following is a brief summary of each Executive Officer's occupation for the last five years.


                  Kenneth L. Tepper For Mr. Tepper's biographical information, see Nominees for 1997 Annual Meeting.

                  Harry S. McElhone, age 46, is currently Senior Vice President of the Bank, where he has been employed since 1996. From 1992 to 1996, Mr. McElhone served as Senior Vice President of MetroBank of Philadelphia. Mr. McElhone was also at Chemical Bank in New Jersey from 1987 to 1991 as Assistant Vice President, Commercial Lending.


                  David J. Torpey, age 42, is currently Chief Financial Officer of the Company, where he has been employed since 1996. Prior to employment with the Company, Mr. Torpey served from 1994 through 1996 as Chief Financial Officer of First Executive Bank in Philadelphia, and from 1992 to 1994 as Chief Financial Officer of First Washington State Bank, in Windsor, New Jersey.

Compensation of Executive Officers
-----------------------------------

                  The following table sets forth compensation paid in fiscal 1996 for services performed in all capacities for the Company and the Bank with respect to the Chief Executive Officer. With the exception of Mr. Tepper, no Executive Officer of the Company earned over $100,000 in fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                             Long Term
                                                      Annual                Compensation
 Name and                                          Compensation            No. of Securities
 Principal Position        Fiscal Year                Salary              Underlying Options
 ------------------        -----------                ------              ------------------
 Kenneth L. Tepper
 President & CEO              1996                   132,000 (1)               100,000

                  (1) In addition to a base salary of $120,000, Mr. Tepper received $12,000 in additional compensation which was used to purchase a deferred compensation life insurance policy.

                  The following table sets forth the number and value as of December 31, 1996 of options held by the Chief Executive Officer at December 31, 1996. No Executive Officer exercised options in fiscal 1996.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                        AND FISCAL YEAR END OPTION VALUES

                                       Number of
                                      Securities
                                      Underlying          Value of Unexercised
                             Unexercised Options          In-the-money Options
                                     at 12/31/96              at 12/31/96
                                     -----------              -----------
                                    Exercisable/               Exercisable/
 Name                              Unexercisable              Unexercisable
 ----                              -------------              -------------
 Kenneth L. Tepper                   100,000 / 0           $25,000.00 / $0.00

 Employment Contracts

                  On November 30, 1995, the Company entered into a five year employment agreement with Mr. Tepper pursuant to which Mr. Tepper is receives an annual base salary of $120,000 and an annual cash bonus and grants of stock options as determined by the Board of Directors. Pursuant to the contract, Mr. Tepper was granted options to purchase 100,000 shares of Common Stock at an exercise price of $10.00 per share. All of the options are exercisable and expire in November 2005. The agreement provides that in the event the Company discharges Mr. Tepper other than for cause or disability or incapacity or Mr. Tepper terminates his employment with the Company upon the occurrence of certain specified events or occurrences, including a change of control of the Company, Mr. Tepper will receive severance payments equal to his accrued but unpaid base compensation and incentive compensation plus a lump sum equal to no more than
2.99 times the average of his total annual compensation over the previous five years.

Certain Transactions
--------------------

                  The Bank has engaged in, and expects in the future to engage in, banking transactions in the ordinary course of business with its Directors, Executive Officers and principal shareholders (or their affiliate organizations) on substantially the same terms as those prevailing for comparable transactions with others. All loans by the Company to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features. As of March 31, 1997, no Executive Officer of the Company or the Bank had outstanding indebtedness to the Bank exceeding $60,000. As of March 31, 1997, the Bank had loan commitments outstanding to Mr. Gambone's company of $388,859, of which $325,950 had been utilized, and Mr. Gambone guaranteed a loan commitment of $220,000 by the Bank to a third party, of which $214,800 had been utilized. Each commitment is adequately collateralized by a mortgage on land. The Bank also had a standby letter of credit outstanding with respect to Mr. Sylk in the amount of $284,395; the letter has not been utilized. The aggregate amount of loans outstanding to Executive Officers and Directors of the Bank as of March 31, 1997 equalled 14.99% of shareholder's equity.

                                  PROPOSAL TWO
                       RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS
                              --------------------

                  Subject to shareholder ratification, the Board of Directors has reappointed Grant Thornton, LLP, which served as the Company's Independent auditors for the Company's most recent audit, for the fiscal year ended December 31, 1997, to serve as the Company's independent auditors for the current fiscal year. If shareholders do not ratify this appointment by the affirmative vote of a majority of the Common Shares voting at the Annual Meeting, other independent auditors will be considered by the Board of Directors upon recommendation of the Audit Committee.

                  A representative of Grant Thornton, LLP is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and is also expected to be available to respond to appropriate questions of shareholders.

                    THE BOARD OF DIRECTORS RECOMMENDS VOTING
                               "FOR" RATIFICATION
                  OF THE APPOINTMENT OF GRANT THORNTON, LLP AS
               THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1997.


                                      -l0-

                                  OTHER MATTERS
                                  -------------

                  The Board of Directors does not know of any other matters which may be brought before the Annual Meeting. However, if any such other matters are properly presented for such action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with the direction of the Board of Directors.

                                  MISCELLANEOUS
                                  -------------

Solicitation of Proxies
-----------------------

                  This Proxy Solicitation is being made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by Executive Officers, Directors and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the Company will reimburse such persons for their reasonable expenses incurred in such activity.

                  It is important that proxies be returned promptly. Shareholders who do not expect to attend the Annual Meeting in person are urged to mark, sign and date the accompanying proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

Shareholder Proposals
---------------------

                  Shareholder proposals intended to be presented at the next Annual Meeting of Shareholders of the Company must be received by the Company by March 23, 1998 in order to be considered for inclusion in the Company's proxy statement relating to such Annual Meeting.

Annual Report on Form 10-KSB
----------------------------

                  A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, will be sent without charge to shareholders to whom this Proxy Statement is mailed upon written request to the Secretary, USABancShares, Inc., One Penn Square, 30 South 15th Street, Philadelphia, Pennsylvania 19102.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Kenneth L. Tepper
                                          ----------------------------------
                                          Kenneth L. Tepper
                                          President & Chief Executive Officer
July 1, 1997

                                      -11-